                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  ------------

                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of report:    August 15, 1994

Date of earliest
event reported:    July 22, 1994



                        CIRCUS CIRCUS ENTERPRISES, INC.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Nevada                     1-8570                     88-0121916
  --------------       --------------------------       -------------------
  (State of             (Commission File Number)            (IRS Employer
  Incorporation)                                        Identification No.)

         2880 Las Vegas Boulevard South, Las Vegas, Nevada 89109-1120
      -------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                (702) 734-0410
              --------------------------------------------------
             (Registrant's telephone number, including area code)

              --------------------------------------------------
         (former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

        On July 22, 1994 Circus Circus Enterprises, Inc. (the "Company") filed with the Securities and Exchange Commission a Registration Statement on Form 8-A (the "Registration Statement") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the registration of Common Stock Purchase Rights (the "Rights") of the Company pursuant to Section 12(b) of the Exchange Act. The Registration Statement, which was amended by the Company on August 8, 1994, was declared effective by the Securities and Exchange Commission on August 12, 1994.

        The Rights Agreement, dated as of July 14, 1994, between the Company and the Rights Agent specifying the terms of the Rights and the form of a letter to be sent to the holders of the Company's Common Stock, dated August 15, 1994, explaining the Rights, are attached hereto as exhibits and are incorporated herein by reference. The terms of the Rights are qualified in their entirety by reference to such exhibits.


Item 7. Exhibits.
        --------

   4. Rights Agreement, dated as of July 14, 1994, between Circus Circus Enterprises, Inc. and First Chicago Trust Company of New York, which includes the form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common Shares as Exhibit B.

   20. Form of Letter to the holders of Circus Circus Enterprises, Inc. Common Stock, dated August 15, 1994.

                                       2
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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CIRCUS CIRCUS ENTERPRISES, INC.



Dated: August 15, 1994
                                   By:  /s/ CLYDE T. TURNER
                                      ----------------------------------
                                        Clyde T. Turner
                                        Chairman of the Board, Chief Executive
                                        Officer and President

                                 EXHIBIT INDEX


   4. Rights Agreement, dated as of July 14, 1994, between Circus Circus Enterprises, Inc. and First Chicago Trust Company of New York, which includes the form of Right Certificate as Exhibit A and the Summary of Rights to Purchase Common Shares as Exhibit B.

   20. Form of Letter to the holders of Circus Circus Enterprises, Inc. Common Stock, dated August 15, 1994.

                                       4